UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-24093)

Thrive Series Trust

(Exact name of registrant as specified in charter)

1000 Palm Blvd, Suite 66

Isle of Palms, SC 24951
(Address of principal executive offices) (Zip code)

Kristof Wild

1000 Palm Blvd, Suite 66, Isle of Palms, SC 24951
(Name and address of agent for service)

1-610-558-1750

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2025

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”), is filed herewith.

Prospera Income ETF
THRV (Principal U.S. Listing Exchange: Nasdaq, Inc.)
Annual Shareholder Report | December 31, 2025
This annual shareholder report contains important information about the Prospera Income ETF for the period of September 30, 2025, to December 31, 2025. You can find additional information about the Fund at https://www.prosperafunds.com/etf-thrv. You can also request this information by contacting us at 1-843-310-3633.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Prospera Income ETF	$31	1.20%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the year ended December 31, 2025, the Fund was managed in an environment where short-term rates declined while longer-dated yields were firmer, contributing to a modest steepening in the U.S. Treasury curve and created cross-currents for duration positioning as volatility increased along the longer end of the U.S Treasury market. The Adviser sought to manage this backdrop by maintaining a meaningful allocation to liquidity and ultra-short Treasury exposures to support portfolio flexibility and diversification across multiple credit qualities and durations. Looking across the yield environment, the portfolio management team looked to opportunities in credit sectors, primarily high yield and emerging market debt to pursue incremental income where compensation appeared attractive relative to risk. We believed the macro environment supported risk sentiment enough for the portfolio management team to selectively target spreads in High Yield and Emerging Market instruments. We were also able to broaden the Fund’s satellite positioning around closed end funds to tactically enhance yield and diversify exposures when discounts offered compelling entry points from a risk/reward perspective.
From the Fund’s inception on September 30, 2025 through the fiscal year end, the Fund maintained a meaningful allocation to cash and ultra-short treasury exposures that was intended to stabilize net asset value movements through the rate volatility and preserve flexibility for re-allocation and income generation without forcing duration or credit risk at inappropriate times. This allowed the Fund to generate attractive current income around its intended target and deliver monthly distributions to its shareholders.
The Fund’s portfolio maintained its diversifying exposures toward year-end, including longer-duration Treasuries, preferred/hybrid income sleeves and equities opportunistically as part of a broader “go anywhere” multi-asset income framework.
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
Prospera Income ETF	PAGE 1	TSR-AR-88588B100

ANNUAL AVERAGE  TOTAL RETURN (%)

Since Inception (09/30/2025)
Prospera Income ETF NAV	0.14
Bloomberg U.S. Aggregate Bond Index	1.06
Visit https://www.prosperafunds.com/etf-thrv for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future.The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of December 31, 2025)

Net Assets	$2,154,453
Number of Holdings	33
Net Advisory Fee	$5,530
Portfolio Turnover	248%
WHAT DID THE FUND INVEST IN? (as of December 31, 2025)
Sector Breakdown (% of net assets)*

Top 10 Issuers	(%)
iShares 0-3 Month Treasury Bond ETF	9.3%
State Street SPDR Bloomberg Emerging Markets USD Bond ETF	8.3%
iShares Preferred and Income Securities ETF	5.7%
Vanguard Long-Term Treasury ETF	5.2%
State Street SPDR Bloomberg High Yield Bond ETF	4.7%
iShares Broad USD High Yield Corporate Bond ETF	4.2%
State Street SPDR Portfolio Short Term Treasury ETF	4.1%
Invesco Total Return Bond ETF	3.7%
VanEck Emerging Markets High Yield Bond ETF	3.5%
iShares 0-5 Year High Yield Corporate Bond ETF	3.4%
*	The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://www.prosperafunds.com/etf-thrv.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Prospera documents not be householded, please contact Prospera at 1-843-310-3633, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Prospera or your financial intermediary.
Prospera Income ETF	PAGE 2	TSR-AR-88588B100

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Boyle is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Grant Thornton, LLC, to perform audit services, audit-related services, tax services and/or other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to other services rendered by the Registrant’s principal accountant to the Registrant other than those reported under the “audit services”, “audit-related services”, and “tax services”. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 12/31/25
(a) Audit Fees	$16,800
(b) Audit-Related Fees	$3,000
(c) Tax Fees	$3,500
(d) All Other Fees (Seed Audit)	$2,625

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Grant Thornton, LLC applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 12/31/25
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) Not Applicable.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/25
Registrant	None
Registrant’s Investment Adviser	None

(h) Because no non-audit services were rendered, the audit committee of the registrant’s board of trustees did not consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 (a) of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Thrive Series Trust
Prospera Income ETF
NASDAQ, Inc: THRV
Annual Report
December 31, 2025

PROSPERA INCOME ETF
SCHEDULE OF INVESTMENTS
December 31, 2025

	Shares	Value
EXCHANGE TRADED FUNDS - 57.3%
Fidelity Investment Grade Bond ETF	1,000	$43,430
Invesco Total Return Bond ETF	1,700	80,614
iShares 0-3 Month Treasury Bond ETF	2,000	200,760
iShares 0-5 Year High Yield Corporate Bond ETF	1,716	73,565
iShares Broad USD High Yield Corporate Bond ETF	2,436	91,094
iShares Preferred and Income Securities ETF	4,000	123,840
State Street SPDR Bloomberg Emerging Markets USD Bond ETF	7,000	178,220
State Street SPDR Bloomberg High Yield Bond ETF	1,041	101,196
State Street SPDR Portfolio Short Term Treasury ETF	3,000	87,840
VanEck Emerging Markets High Yield Bond ETF	3,800	75,582
VanEck International High Yield Bond ETF	3,000	66,000
Vanguard Long-Term Treasury ETF	2,000	111,600
TOTAL EXCHANGE TRADED FUNDS (Cost $1,241,141)		1,233,741
CLOSED-END FUNDS - 18.9%
BlackRock Capital Allocation Term Trust	4,000	56,640
BlackRock Income Trust, Inc.	6,363	70,248
Blackstone Long-Short Credit Income Fund	4,359	50,826
Clough Global Dividend and Income Fund	6,350	37,909
Clough Global Opportunities Fund	5,000	28,300
Pimco Dynamic Income Fund	3,000	53,130
Principal Real Estate Income Fund	6,039	60,450
Virtus Total Return Fund, Inc.	8,000	50,400
TOTAL CLOSED-END FUNDS (Cost $411,619)		407,903
COMMON STOCKS - 10.8%
Banks - 3.0%
ServisFirst Bancshares, Inc.	600	43,074
Washington Trust Bancorp, Inc.	700	20,685
		63,759
Consumer Staples Distribution & Retail - 0.3%
Sysco Corp.	100	7,369

		Shares	Value
Diversified Telecommunication Services - 3.2%
AT&T, Inc.		1,000	$24,840
Verizon Communications, Inc.		1,100	44,803
			69,643
Electric Utilities - 2.3%
Cia Paranaense de Energia - Copel - ADR		5,147	48,948
Food Products - 0.8%
Campbell’s Co.		600	16,722
Pharmaceuticals - 1.2%
Bristol-Myers Squibb Co.		500	26,970
TOTAL COMMON STOCKS (Cost $232,928)			233,411
REAL ESTATE INVESTMENT TRUSTS - COMMON - 2.3%
Office REITs - 2.3%
Brandywine Realty Trust		17,000	49,640
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON (Cost $46,930)			49,640
	Notional Amount	Contracts
PURCHASED OPTIONS - 0.0%(a)(b)
Put Options - 0.0%(a)
SPDR S&P 500 ETF Trust, Expiration: 01/16/2026; Exercise Price: $655.00(c)(d)	$136,384	2	236
TOTAL PURCHASED OPTIONS (Cost $1,041)			236
		Par
SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 2.6%
3.80%, 01/13/2026(e)		$20,000	19,979
3.75%, 01/15/2026(e)		6,000	5,992
3.50%, 04/02/2026(e)		30,000	29,734
TOTAL U.S. TREASURY BILLS (Cost $55,703)			55,705
TOTAL INVESTMENTS - 91.9% (Cost $1,989,362)			$1,980,636
Money Market Deposit Account - 8.1%(f)			174,892
Liabilities in Excess of Other Assets - (0.0)%(a)			(1,075)
TOTAL NET ASSETS - 100.0%			$2,154,453

The accompanying notes are an integral part of these financial statements.

1

PROSPERA INCOME ETF
SCHEDULE OF INVESTMENTS
December 31, 2025(Continued)
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust
(a)	Represents less than 0.05% or (0.05)% of net assets.
(b)	Non-income producing security.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	The rate shown is the annualized yield as of December 31, 2025.
(f)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of December 31, 2025 was 2.56%.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
Allocation of Portfolio Holdings as of December 31, 2025
(% of Net Assets)

Exchange Traded Funds	$1,233,741	57.3%
Closed-End Funds	407,903	18.9
Common Stocks	233,411	10.8
Money Market Deposit Account	174,892	8.1
U.S. Treasury Bills	55,705	2.6
Real Estate Investment Trusts - Common	49,640	2.3
Purchased Options	236	0.0(a)
Liabilities in Excess of Other Assets	(1,075)	(0.0)(a)
	$2,154,453	100.0%

(a)	Represents less than 0.05% or (0.05)% of net assets.
Sector Classification as of December 31, 2025
(% of Net Assets)

Communication Services	$69,643	3.2%
Financials	63,759	3.0
Real Estate	49,640	2.3
Utilities	48,948	2.3
Health Care	26,970	1.2
Consumer Staples	24,091	1.1
U.S. Treasury Bills	55,705	2.6
Other Assets in Excess of Liabilities	1,815,697	84.3
	$2,154,453	100.0%

The accompanying notes are an integral part of these financial statements.

2

Prospera Income ETF
Statement of Assets and Liabilities
December 31, 2025

ASSETS:
Investments, at value	$1,980,636
Cash - interest bearing deposit account	174,892
Dividends receivable	2,716
Interest receivable	349
Total assets	2,158,593
LIABILITIES:
Payable to Adviser	2,211
Due to broker	1,893
Payable for investments purchased	20
Interest payable	16
Total liabilities	4,140
NET ASSETS	$2,154,453
NET ASSETS consists OF:
Paid-in capital	$2,181,188
Total accumulated losses	(26,735)
Total net assets	$2,154,453
Net assets	$2,154,453
Shares issued and outstanding(a)	87,500
Net asset value per share	$24.62
Cost:
Investments, at cost	$1,989,362

(a)	Unlimited shares authorized.
The accompanying notes are an integral part of these financial statements.

3

Prospera Income ETF(a)
Statement of Operations
For the Period Ended December 31, 2025

INVESTMENT INCOME:
Dividend income	$31,164
Less: dividend withholding taxes	(75)
Interest income	1,102
Total investment income	32,191
EXPENSES:
Investment advisory fee	5,530
Interest expense	16
Total expenses	5,546
NET INVESTMENT INCOME	26,645
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(19,773)
Net realized gain (loss)	(19,773)
Net change in unrealized appreciation (depreciation) on:
Investments	(8,726)
Net change in unrealized appreciation (depreciation)	(8,726)
Net realized and unrealized gain (loss)	(28,499)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,854)

(a)	Inception date of the Fund was September 29, 2025.
The accompanying notes are an integral part of these financial statements.

4

Prospera Income ETF
Statement of Changes in Net Assets

Period Ended December 31, 2025(a)
OPERATIONS:
Net investment income (loss)	$26,645
Net realized gain (loss)	(19,773)
Net change in unrealized appreciation (depreciation)	(8,726)
Net increase (decrease) in net assets from operations	(1,854)
DISTRIBUTIONS TO SHAREHOLDERS:
From earnings	(24,881)
Return of capital	(11,044)
Total distributions to shareholders	(35,925)
CAPITAL TRANSACTIONS:
Shares sold	2,192,209
ETF transaction fees (See Note 1)	23
Net increase (decrease) in net assets from capital transactions	2,192,232
NET INCREASE (DECREASE) IN NET ASSETS	2,154,453
NET ASSETS:
Beginning of the period	—
End of the period	$2,154,453
SHARES TRANSACTIONS
Shares sold	87,500
Total increase (decrease) in shares outstanding	87,500

(a)	Inception date of the Fund was September 29, 2025.
The accompanying notes are an integral part of these financial statements.

5

PROSPERA INCOME ETF
FINANCIAL HIGHLIGHTS

		INVESTMENT OPERATIONS:			LESS DISTRIBUTIONS FROM:							SUPPLEMENTAL DATA AND RATIOS:
For the Fiscal Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total From Investment Operations	Net Investment Income (Loss)	Distributions from Net Investment Income	Return of Capital Distribution	Total Distributions	ETF Transaction Fees Per Share	Net Asset Value, End of Period	Total Return(c)(j)	Net Assets, End of Year (in thousands)	Ratio of Expense to Average Net Assets(d)(e)	Ratio of Dividends, Interest and Borrowing Expenses on Securities Sold Short to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Portfolio Turnover Rate(c)(f)
Prospera Income ETF
12/31/2025(g)	$25.00	0.36	(0.33)	0.03	(0.41)	(0.26)	(0.15)	(0.41)	0.00(h)	$24.62	0.14%	$2,154	1.20%	0.00%(i)	5.78%	248%

(a)	Net investment income per share has been calculated based on average shares outstanding during the period.
(b)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)	Inception date of the Fund was September 29, 2025.
(h)	Amount represents less than $0.005 per share.
(i)	Amount represents less than 0.005%.
(j)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

The accompanying notes are an integral part of these financial statements.

6

Thrive Series Trust
NOTES TO FINANCIAL STATEMENTS
December 31, 2025
NOTE 1 – ORGANIZATION
Prospera Income ETF (“THRV”) (the “Fund”) is a non-diversified series of Thrive Series Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 18, 2025. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund’s investment objective is to provide income and capital preservation. The Fund currently offers one class of Shares, which has no front-end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of Shares of beneficial interest, with no par value. All Shares of the Fund have equal rights and privileges.
Shares of the Fund are listed and traded on Nasdaq, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 12,500 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have they the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.
Authorized Participants pay fixed transaction fees to offset the transfer and other transaction costs associated with the issuance and redemption of Creation Units. The fixed transaction fee will be the same regardless of the number of Creation Units issued or redeemed by an investor. The fixed transaction fee charged by the Fund for each creation and redemption order is $300. An additional variable fee of up to four (4) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) for creations or (expressed as a percentage value of the Fund’s Securities) for redemptions may be imposed for (1) creations/redemption effected outside the Clearing Process and (2) cash creations/redemptions (to offset the Fund’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit/Fund’s Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit/Fund’s Securities to the account of the Fund or on its order. Such variable charges, if any, are included in “ETF Transaction Fees” in the Statement of Changes in Net Assets.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP,” including Accounting Standard Update) 2013-08.
During the fiscal period ended December 31, 2025, the Fund adopted FASB Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). An operating segment is a component of the Fund that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the Fund’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. Kris Wild, Chief Investment Officer, acts as the Fund’s CODM. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.
A.
Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or

7

Thrive Series Trust
NOTES TO FINANCIAL STATEMENTS
December 31, 2025(Continued)
domestic) on which they are traded on the valuation date (or at approximately 4:00 PM Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.
Money market funds are valued at NAV.
Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the valuation designee in accordance with Rule 2a-5 under the Investment Company Act of 1940 (the “1940 Act”). Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Prospera Funds Inc. (“the Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s designee. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2025, the Fund held no Level 3 securities.
As described above, the Fund utilizes various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

8

Thrive Series Trust
NOTES TO FINANCIAL STATEMENTS
December 31, 2025(Continued)
The following table presents a summary of the Fund’s investments in securities, at fair value, at the end of the fiscal period December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$1,233,741	$—	$—	$1,233,741
Closed-End Funds	407,903	—	—	407,903
Common Stocks	233,411	—	—	233,411
Real Estate Investment Trusts - Common	49,640	—	—	49,640
Purchased Options	236	—	—	236
U.S. Treasury Bills	—	55,705	—	55,705
Total Investments	$1,924,931	$55,705	$—	$1,980,636

Refer to the Schedule of Investments for further disaggregation of investment categories.
During the current fiscal period, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.
B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

Net capital losses incurred after December 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2025 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of Pennsylvania, and the State of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to withholding or other taxes imposed by foreign countries.

D.
Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

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Thrive Series Trust
NOTES TO FINANCIAL STATEMENTS
December 31, 2025(Continued)
E.
Distributions to Shareholders. Distributions to shareholders from net investment income are typically declared and paid for the Fund on a quarterly basis.  Net realized gains on securities for the Fund are normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

G.
Share Valuation. NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of Shares outstanding for the Fund, rounded to the nearest cent. The Fund’s Shares will not be priced on the days on which the NYSE is closed for trading.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – PRINCIPAL RISKS
Investors should consider the principal risks associated with investing in the Fund, which are summarized below. The value of an investment in the Fund will fluctuate and you could lose money by investing in the Fund. The Fund may not achieve their investment objective.
Closed-End Fund Risk – Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting such fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.
Derivatives Risk and Strategy Usage – The Fund may invest up to 10% of its total assets in listed derivatives as part of a systematic overlay strategy. The Fund’s use of derivatives is limited to exchange-traded options on U.S. equity indices and the CBOE Volatility Index (VIX), and is intended primarily for risk management purposes, including hedging against broad market volatility, drawdown risk, and systemic dislocation. Derivative transactions may expose the Fund to risks such as counterparty risk, volatility mismatch, correlation risk, liquidity constraints, and valuation uncertainty, particularly in fast-moving markets. The notional exposure of derivatives will be capped at 10% of the Fund’s total assets at the time of investment, and the Fund will not employ leverage through derivatives.
Active Management Risk – The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.
Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk – The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these

10

Thrive Series Trust
NOTES TO FINANCIAL STATEMENTS
December 31, 2025(Continued)
services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Cash Transaction Risk – Unlike most exchange-traded funds (“ETFs”), the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.
Equity Risk – The NAV of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
Common Stock Risk – Common stock holds the lowest priority in the capital structure of a company, and, therefore, takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.
Credit Risk – There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.
Fixed Income Risk – The value of bonds and other fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened. The value of a debt security may decline if there are concerns about an issuer’s ability or willingness to make interest and or principal payments. Issuers may also default.
Depositary Receipt Risk – ADRs and GDRs are receipts, issued by depository banks in the U.S. or elsewhere, for shares of a foreign- based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.
High Yield Risk – Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These securities offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price and junk bonds are considered speculative.
Interest Rate Risk – Interest rate risk is the risk that fixed income security prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities tend to be more sensitive to interest rates than securities with shorter maturities. For example, if

11

Thrive Series Trust
NOTES TO FINANCIAL STATEMENTS
December 31, 2025(Continued)
interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. Current economic conditions may result in rising interest rates, which in turn may result in a decline in the value of the fixed income security investments held by the Fund. As a result, for the present, interest rate risk may be heightened.
Market Risk – An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.
Market Trading Risk – Shares of the Fund may trade on the Exchange above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.
Cash Position Risk – If the Fund invests a substantial portion of its assets in money market instruments for extended periods of time, including while the Fund is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective, as the limited returns of cash or money market instruments may lag other investments in a strong market.
Large Shareholder Risk – The Fund has a majority shareholder and may experience adverse effects when this large shareholder purchases or redeems large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. If the majority shareholder were to redeem all of its shares this could impact the ability of the Fund to continue its operations. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that the large shareholder can purchase or redeem a significant percentage of Fund shares at any time.
Preferred Securities Risk – Preferred securities are subject to credit risk and interest rate risk. Interest rate risk is, in general, that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.
Emerging Markets Risk – Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. There may also be less reliability or publicly available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy.
Foreign Investment Risk – Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less

12

Thrive Series Trust
NOTES TO FINANCIAL STATEMENTS
December 31, 2025(Continued)
liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
Frontier Markets Risk – Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed and traditional emerging markets. Economic, political, illiquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets.
Currency Risk – Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because the Fund’s NAV is determined on the basis of U.S. dollars, the Fund may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.
Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities will also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
Fluctuation of Net Asset Value Risk – As with all ETFs, shares may be bought and sold in the secondary market at market prices. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for shares on Nasdaq Inc. (the “Exchange”). The Adviser cannot predict whether the shares will trade below, at or above their NAV. The Fund’s market price may deviate from the value of its underlying portfolio holdings. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material effect on the market price of the Fund’s shares.
ETF Risk – ETFs involve duplication of investment advisory fees and certain other expenses. ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.
Absence of Prior Active Market Risk – While the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The Fund’s Distributor does not maintain a secondary market in shares.
Underlying Investment Company Risk – The Fund may invest in the securities of other investment companies including ETFs. If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s operations. In addition, the Fund may be affected by losses of the Underlying Funds and the level of risk arising from the investment practices of the Underlying Funds. The Fund has no control over the risks taken by the Underlying Funds in which it invests. Underlying Funds may invest in equity or fixed income securities, government securities and commodities and they may engage in derivative transactions.
New Fund Risk – A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size. Further, an active trading market for shares of the Fund may not develop or be maintained.
Non-Diversification Risk – The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund.

13

Thrive Series Trust
NOTES TO FINANCIAL STATEMENTS
December 31, 2025(Continued)
To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.
Cybersecurity and Disaster Recovery Risks – Information and technology systems relied upon by the Fund, the Adviser, the Fund’s other service providers (including, but not limited to, the Fund Accountant, Custodian, Transfer Agent, Administrator and Distributor), market makers, Authorized Participants, financial intermediaries and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser and the Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the Fund’s ability to calculate its NAV or impede trading.
Small- and Mid-Size Company Risk – Small-cap and mid-size companies involve greater risk of loss and price fluctuation than larger companies. Their securities may also be less liquid and more volatile. As a result, the Fund could have greater difficulty buying or selling a security of a small-cap or mid-size issuer at a favorable price, especially in periods of market volatility.
Valuation Risk – The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons.
Inflation and Deflation Risk – Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the shares and distributions on the shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Floating Rate Notes Risk – The Fund may invest in floating rate notes. Securities with floating rates can be less sensitive to interest rate changes than securities with fixed interest rates but may decline in value and negatively impact the Fund’s NAV, particularly if changes in prevailing interest rates are more frequent or sudden than the rate changes for the floating rate notes, which only occur periodically. This risk is also heightened because floating rate Treasury obligations are new issuances for which a deep and liquid market may not develop. The Fund’s investment in floating rate notes may include bank loans. Bank loans may have a settlement period of up to seven days and may not be considered securities or have the same level of protection under federal securities laws.
Mortgage-Backed Security (“MBS”) Risk and Asset-Back Securities (“ABS”) Risk – MBS and ABS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity.
Inflation Protected Securities Risk – Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

14

Thrive Series Trust
NOTES TO FINANCIAL STATEMENTS
December 31, 2025(Continued)
Structured Instruments Risk – Underlying Funds may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument, and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the Underlying Funds, or they may not receive tax, accounting or regulatory treatment anticipated by the Underlying Funds.
Loans Risk – The market for loans, including bank loans, loan participations, and syndicated loan assignments may not be highly liquid, and the holder may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis (beyond seven days), potentially leading to the sale proceeds of such loans not being available for a substantial period of time after the sale of the bank loans.
Private Placement and Illiquid Securities Risk – Certain securities are privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. If any Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.
Securities Lending Risk – Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.
Short Position Risk – The Fund’s short positions may result in a loss if the price of the short position instruments rises, and it costs more to cover the short positions. In contrast to the Fund’s long positions for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is unlimited.
NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a management fee at an annual rate of 1.20% on the Fund’s average daily net assets. For the year ended December 31, 2025 the Fund incurred $5,530 in investment advisory fees.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), provides fund accounting, fund administration, and transfer agency services to the Fund. The Adviser compensates the Administrator for these services under an administration agreement between the two entities. U.S. Bank National Association, an affiliate of U.S. Bank Global Fund Services, serves as the Fund’s custodian pursuant to a custody agreement. Foreside Financial Services, LLC, serves as the Fund’s distributor pursuant to a distribution agreement.
Each current Independent Trustee is paid an annual fee of $10,000 for his or her services as a Board member of the Trust, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. Annual fees paid to the Trustees may be reviewed periodically and changed by the Board.
NOTE 5 – DISTRIBUTION PLAN
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to its average daily net assets each year for certain distribution-related activities and shareholder services. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain types of sales charges.

15

Thrive Series Trust
NOTES TO FINANCIAL STATEMENTS
December 31, 2025(Continued)
NOTE 6 – PURCHASES AND SALES OF SECURITIES
The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the period ended December 31, 2025:

	Purchases	Sales
Prospera Income ETF	$4,145,480	$4,210,332

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the period ended December 31, 2025:

	Purchases In-Kind	Sales In-Kind
Prospera Income ETF	$2,027,400	$—

There were no purchases and sales of U.S. Government Obligations for the period ended December 31, 2025.
NOTE 7 – SECURITIES LENDING
The Fund may lend portfolio securities to certain borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.
With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, which may include those managed by the adviser.
The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.
Investing cash collateral subjects the Fund to greater market risk, including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.
For the fiscal period ended December 31, 2025, there were no securities on loan and thus no payable for collateral due to broker.

16

Thrive Series Trust
NOTES TO FINANCIAL STATEMENTS
December 31, 2025(Continued)
NOTE 8 – FEDERAL INCOME TAXES
The components of distributable earnings/(accumulated deficit) and cost basis of investments for federal income tax purposes for the fiscal period ended December 31, 2025 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Prospera Income ETF	$1,996,592	$5,364	$(21,320)	$(15,956)

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Other Accumulated (Loss)	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/ (Accumulated Deficit)
Prospera Income ETF	$ —	$ —	$(10,779)	$(15,956)	$(26,735)

The difference between the cost basis for financial statement and federal income tax purposes was primarily due to the tax deferral of losses from wash sales.
For the fiscal period ended December 31, 2025, the Fund did not defer any post-October Capital Losses.
For the fiscal period ended December 31, 2025, the Fund had accumulated capital loss carryovers of:

	Capital Loss Carryover ST	Capital Loss Carryover LT	Expires
Prospera Income ETF	$10,779	$ —	Indefinite

Under current tax law, late-year ordinary losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund deferred $0 of late-year ordinary losses for the tax year ending December 31, 2025.
U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications relate to redemptions in-kind and distributions in excess and have no effect on net assets or net asset value per share.
For the fiscal period ended December 31, 2025, the following table shows the reclassifications made:

	Total Distributable Earnings (Loss)	Paid in Capital
Prospera Income ETF	$11,044	$(11,044)

The tax character of distributions paid by the Fund during the fiscal period ended December 31, 2025 as was follows:

	Year Ended December 31, 2025(a)
	From Ordinary Income	From Return of Capital	Total Distributions Paid
Prospera Income ETF	$24,881	$11,044	$35,295

(a)	Inception date of the Fund was September 29, 2025.

17

Thrive Series Trust
NOTES TO FINANCIAL STATEMENTS
December 31, 2025(Continued)
NOTE 9 – SUBSEQUENT EVENTS
In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no other events or transactions that occurred during the period subsequent to the end of the current period that materially impacted the amounts or disclosures in the Fund’s financial statements through the date the financial statements were issued.

18

THRIVE SERIES TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Trustees
Thrive Series Trust
Opinion on the financial statements
We have audited the accompanying statement of assets and liabilities of Prospera Income ETF (the “Fund”), a series of Thrive Series Trust, including the schedule of investments, as of December 31, 2025, the related statements of operations, changes in net assets, and the financial highlights for the period from September 29, 2025 to December 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in net assets and the financial highlights for the period from September 29, 2025 to December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.
Basis for opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2025.
Philadelphia, Pennsylvania
February 27, 2026

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Thrive Series Trust
FEDERAL TAX INFORMATION
Qualified Dividend Income/Dividends Received Deduction
For the fiscal period ended December 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
THRV	9.98%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended December 31, 2025 was as follows:

Fund Name	Qualified Dividend Income
THRV	8.01%

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Thrive Series Trust
ADDITIONAL INFORMATION (Unaudited)
Proxy Voting
A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available, without charge, on the Fund’s website at https://www.prosperafunds.com/etf-thrv and on the website of the Securities and Exchange Commission, at www.sec.gov.
Quarterly Portfolio Disclosure
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. The Fund’s holdings are also available on the Fund’s website (https://www.prosperafunds.com/etf-thrv).
Trustee Approval of Investment Advisory Agreement
Approval of the Investment Advisory Agreement with Prospera Funds Inc.
At a board meeting held on May 2, 2025 (the “Meeting”) the Board of Trustees the (“Board”) including each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (the “Independent Trustees”) reviewed and discussed the written materials that were provided by Prospera Funds, Inc. (the “Adviser”) in advance of the Meeting and deliberated on the approval of the investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust on behalf of Prospera Income ETF (the “Fund”). The Board, including the Independent Trustees, reviewed: (i) the nature and quality of the advisory services to be provided by the Adviser, including the experience and qualifications of the personnel providing such services; (ii) the performance history of the Fund, noting that it had not yet launched; (iii) the proposed fees and expenses of the Fund, including the proposed advisory fee to be paid by the Fund to the Adviser; (iv) the anticipated profitability of the Fund to the Adviser; (v) potential economies of scale; (vi) possible fall-out benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); and (vii) possible conflicts of interest. In considering the approval of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.
Nature, Extent, and Quality of Services. The Trustees noted that Adviser was a new investment advisory firm, so it did not yet have any funds under management. The Trustees reviewed the business experience of each of the key personnel that would service the Fund, noting the extensive experience of the portfolio managers. The Trustees noted that the Adviser had been capitalized by a parent company and would have access to a line of credit. The Trustees concluded that the Adviser had sufficient quality and depth of personnel and resources to perform its duties under the proposed investment advisory agreement in a manner and at a level that was consistent with the Trustees’ expectations.
Performance. The Trustees noted that as the Fund had not yet commenced operations, there was no performance for the Fund. The Trustees considered the performance of another fund managed by the proposed portfolio managers and concluded that the Adviser could deliver reasonable returns for the benefit of the Fund’s future shareholders.
Fees and Expenses. The Trustees observed that the Adviser proposed to charge the Fund an annual advisory fee of 1.20%, with breakpoints beginning at $50 million, which was the highest in the Adviser selected peer group. The Trustees notes that the average fee of the peer group was 1.17%, which is aligned with the Fund’s proposed fees. The Trustees noted the advantage of a fee with contractual breakpoints. The Trustees considered the services to be provided by the Adviser, as well as the costs of providing such services and, after discussion, the Trustees concluded that the proposed fee was not unreasonable.
Economies of Scale. The Trustees noted that they had considered that, as the Fund had not yet commenced operations, the Adviser had not achieved economies of scale with respect to the Fund. The Trustees adviser the advisory fee breakpoints would allow shareholders to benefit from economies of scale as the Fund grows in assets.
Profitability. The Trustees noted that as Fund had not yet commenced operations the Adviser only provided an estimated profitability. They discussed the indirect benefits of using an affiliated broker to execute trades on behalf of the Fund. The Trustees considered the pro-forma profit report included in the Meeting Materials. The Trustees concluded that they did not believe that the Adviser’s relationship with the Fund would be excessively profitable.

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Thrive Series Trust
ADDITIONAL INFORMATION (Unaudited)(Continued)
Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the approval of the Advisory Agreement between the Trust and the Adviser on behalf of Fund was in the best interests of the Fund and its future shareholders. Per the Advisory Agreement, the Fund pays an annual rate of 1.20% to the Adviser monthly based on average daily net assets.

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(b) Financial Highlights are included within the financial statements filed under Item 7(a) of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

The aggregate compensation paid to the Independent Trustees, as defined under the 1940 Act, for the period ended December 31, 2025 was $30,000.

All fund expenses, including Trustee compensation, are paid by the Adviser pursuant to the Investment Advisory Agreement. Additional information related to those fees is available in the Fund’s Statement of Additional Information.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Approval of the Investment Advisory Agreement with Prospera Funds Inc.

At a board meeting held on May 2, 2025 (the “Meeting”) the Board of Trustees the (“Board”) including each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (the “Independent Trustees”) reviewed and discussed the written materials that were provided by Prospera Funds, Inc. (the “Adviser”) in advance of the Meeting and deliberated on the approval of the investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust on behalf of Prospera Income ETF (the “Fund”). The Board, including the Independent Trustees, reviewed: (i) the nature and quality of the advisory services to be provided by the Adviser, including the experience and qualifications of the personnel providing such services; (ii) the performance history of the Fund, noting that it had not yet launched; (iii) the proposed fees and expenses of the Fund, including the proposed advisory fee to be paid by the Fund to the Adviser; (iv) the anticipated profitability of the Fund to the Adviser; (v) potential economies of scale; (vi) possible fall-out benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); and (vii) possible conflicts of interest. In considering the approval of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent, and Quality of Services. The Trustees noted that Adviser was a new investment advisory firm, so it did not yet have any funds under management. The Trustees reviewed the business experience of each of the key personnel that would service the Fund, noting the extensive experience of the portfolio managers. The Trustees noted that the Adviser had been capitalized by a parent company and would have access to a line of credit. The Trustees concluded that the Adviser had sufficient quality and depth of personnel and resources to perform its duties under the proposed investment advisory agreement in a manner and at a level that was consistent with the Trustees’ expectations.

Performance. The Trustees noted that as the Fund had not yet commenced operations, there was no performance for the Fund. The Trustees considered the performance of another fund managed by the proposed portfolio managers and concluded that the Adviser could deliver reasonable returns for the benefit of the Fund’s future shareholders.

Fees and Expenses. The Trustees observed that the Adviser proposed to charge the Fund an annual advisory fee of 1.20%, with breakpoints beginning at $50 million, which was the highest in the Adviser selected peer group. The Trustees notes that the average fee of the peer group was 1.17%, which is aligned with the Fund’s proposed fees. The Trustees noted the advantage of a fee with contractual breakpoints. The Trustees considered the services to be provided by the Adviser, as well as the costs of providing such services and, after discussion, the Trustees concluded that the proposed fee was not unreasonable.

Economies of Scale. The Trustees noted that they had considered that, as the Fund had not yet commenced operations, the Adviser had not achieved economies of scale with respect to the Fund. The Trustees adviser the advisory fee breakpoints would allow shareholders to benefit from economies of scale as the Fund grows in assets.

Profitability. The Trustees noted that as Fund had not yet commenced operations the Adviser only provided an estimated profitability. They discussed the indirect benefits of using an affiliated broker to execute trades on behalf of the Fund. The Trustees considered the pro-forma profit report included in the Meeting Materials. The Trustees concluded that they did not believe that the Adviser’s relationship with the Fund would be excessively profitable.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the approval of the Advisory Agreement between the Trust and the Adviser on behalf of Fund was in the best interests of the Fund and its future shareholders. Per the Advisory Agreement, the Fund pays an annual rate of 1.20% to the Adviser monthly based on average daily net assets.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 16. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a) (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable to open-ended investment companies.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable to open-ended investment companies and ETFs.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thrive Series Trust

By:	/s/ Michael Pierce
Michael Pierce
President/Principal Executive Officer

Date:	March 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Pierce
Michael Pierce
President/Principal Executive Officer

Date:	March 9, 2026

By:	/s/ Kristof Wild
Kristof Wild
Chief Financial Officer

Date:	March 9, 2026